SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

             ______________________________________________________


                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 26, 1999



                           CALLON PETROLEUM COMPANY
             ______________________________________________________
             (Exact name of Registrant as specified in its charter)



      Delaware                        0-25192             64-0844345
 ___________________________        ___________       ___________________
 (State or other jurisdiction of    Commission         (I.R.S. Employer
 incorporation or organization)     File Number         Identification No.)



                           200 North Canal Street
                         Natchez, Mississippi  39120
         ____________________________________________________________
         (Address of Principal Executive Offices)(Including Zip Code)



                              (601) 442-1601
             ____________________________________________________
             (Registrant's telephone number, including area code)





















Item 5. Other events

Callon Petroleum Company announced on February 26, 1999 that it is participating in a deepwater discovery at the Habanero prospect at Garden Banks 341. The well encountered over 200 net feet of pay in two zones and Callon owns an 11.25 percent working interest. Shell Deepwater Development Inc., a subsidiary of Royal Dutch/Shell Group, which owns a 55 percent working interest, operates the well. The remaining 33.75 percent working interest is owned by Murphy Oil Corporation. A copy of the press release is filed as an exhibit to this Form 8-K.


Item 7. Exhibits

        1.  Underwriting Agreement*

        2. Plan of acquisition, reorganization, arrangement, liquidation or succession.*

        4. Instruments defining the rights of security holders, including indentures*

       16.  Letter re change in certifying accountants*

       17.  Letter re director resignation*

       20.  Other documents or statements to security holders*

       23.  Consents of experts and counsel*

       24.  Power of attorney*

       27.  Financial data schedule*

       99.  Additional exhibits

            Exhibit 99.1 Press release issued by the registrant on February 26, 1999.


_________________________
* Inapplicable to this filing

























                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       CALLON PETROLEUM COMPANY

Date:  March 3, 1999               By:  s/s  John S. Weatherly
       ______________              __________________________________
							John S. Weatherly, Senior Vice
                                   President, Chief Financial Officer
                                   and Treasurer